UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2006

Date of Report (Date of Earliest Event Reported)

BENTLEY PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10581	59-1513162
(Commission File Number)	(I.R.S. Employer Identification No.)

Bentley Park
2 Holland Way
Exeter, New Hampshire	03833
(Address of Principal Executive Offices)	(Zip Code)

(603) 658-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BENTLEY PHARMACEUTICALS, INC.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 1, 2006, Robert P. Hebert, the Company’s Controller, has been promoted to be Bentley’s principal accounting officer, one of the titles previously held by Michael D. Price, Bentley’s Chief Financial Officer, Treasurer and Secretary and principal financial officer. Mr. Hebert is a CPA licensed in the Commonwealth of Massachusetts. Mr. Hebert has been employed by the Registrant for the past three years. Prior to that Mr. Hebert was employed by Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2006	By:	/s/ MICHAEL D. PRICE
Michael D. Price
Vice President and
Chief Financial Officer